UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

ECOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168413	27-2692640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Jericho Turnpike, Suite 110 Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 465-3964

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 4, 2015, Ecosciences, Inc., a Nevada corporation (the “Company”), entered into a Restricted Stock Purchase Agreement (“Purchase Agreement”) with Joel Falitz in connection with Mr. Falitz’s Management Services Agreement (as discussed below). Pursuant to the Purchase Agreement, the Company issued 100,000 shares of Series D Preferred Stock (as defined below) to Mr. Falitz for a purchase price of $0.001 per share, which is equal to the Stated Value of the shares, and paid by Mr. Falitz by past services rendered to the Company. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

On June 4, 2015, the Company entered into a Restricted Stock Purchase Agreement with four (4) persons, each serving as an independent contractor to the Company, pursuant to which the Company issued each independent contractor 100,000 shares of Series D Preferred Stock (as defined below) for a purchase price of $0.001 per share and paid by such persons by past services rendered to the Company.

On June 11, 2015, the Company entered into a Restricted Purchase Agreement with three (3) persons, each serving as an independent contractor to the Company, pursuant to which the Company issued an aggregate of 110,000 shares of Series D Preferred Stock (as defined below) for a purchase price of $0.001 per share and paid by such persons by past services rendered to the Company.

The Company issued the foregoing shares of Series D Preferred Stock pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, available to the Company under Section 4(a)(2) promulgated thereunder due to the fact that such issuances did not involve a public offering of securities, the shares were issued to a small finite group of persons and no solicitation or advertisement was made in connection therewith.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2015, the Company entered into a Management Services Agreement with Joel Falitz. In consideration for Mr. Falitz serving as the Company’s Chief Executive Officer, President, Secretary and Treasurer, the Company has agreed to pay Mr. Falitz $31,200 a year, accruing in equal monthly increments of $2,600, and to issue to Mr. Falitz an aggregate of one million (1,000,000) shares of the Company’s Series D Preferred Stock (as defined below), of which 100,000 shares were issued upon the execution the Management Services Agreement and the Purchase Agreement discussed above, and the remaining 900,000 shares of which shall vest in increments upon the achievement by the Company of the milestones set forth in the Management Services Agreement. The term of Mr. Falitz’s Management Agreement with the Company is for one year, commencing on the date of the agreement, and is automatically renewable for successive one year terms unless mutually agreed to in writing. A copy of the Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series C Preferred Stock Amendment

On June 4, 2015, the Company filed a Certificate of Amendment (the “Amendment”) to its Certificate of Designation for the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) originally filed with the Secretary of State of Nevada on April 20, 2015 (the “Original Series C Certificate of Designation”). Pursuant to the Amendment, the Company increased the number of shares of Common Stock issuable upon the conversion of each share of Series C Preferred Stock from 10 to 12 but also added the restriction that the holder has to wait until the one year anniversary date of issuance before the holder can elect to convert. Also, the Company deleted Section 4 (Repurchase) in in the Original Series C Certificate of Designation and amended Section 9(b) (Voting Rights) to increase the voting equivalency of each share of Series C Preferred Stock from 10 to 12 shares of Common Stock. The Amendment was duly adopted in accordance with the provisions of Chapter 78.1995 of the Nevada Revised States and all other provisions of the Series C Certificate of Designation remain in full force and effect. A copy of the Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Series D Preferred Stock

On June 4, 2015, the Company filed a Certificate of Designation with the Secretary of State of Nevada thereby designating 10 million (10,000,000) shares of the Company’s authorized “blank check” Preferred Stock as “Series D Convertible Preferred Stock” (the “Series D Preferred Stock”). A summary of the designations, preferences, limitations, restrictions and relative rights of the Series D Preferred Stock are as follows:

Stated Value:	$0.001 per share

Conversion:

At the option of the holder, at any time or from time to time from and after the first year anniversary of the issue date, into 10 shares of Common Stock but only to the extent such conversion would cause the holder to beneficially own more than 4.99% of the Company’s Common Stock.

Rank:

With respect to dividend rights, rights on liquidation, winding up and dissolution, rank senior to (i) all classes of Common Stock of the Company and (ii) any class or series of capital stock of the Company hereafter created (unless, with the consent of the holders of Series D Preferred Stock).

Splits:

The number of shares of Common Stock issuable upon the conversion the Series D Preferred Stock shall not be adjusted to reflect any forward to reverse stock splits by the Company of its outstanding shares of Common Stock.

Voting Rights:	Generally, vote with the Common Stock as a single class and each share of Series D Preferred Stock shall have the voting equivalency of 10 shares of Common Stock.

Registration Rights:

Piggyback registration rights for a self or underwritten offering pursuant to a registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether the Company’s own account or for the account of one or more stockholders of the Company, subject to pro rata reductions and customary market cutbacks.

A copy of the Series D Preferred Stock Certificate of Designation is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

3.1	Certificate of Amendment to the Series C Convertible Preferred Stock Certificate of Designation

3.2	Series D Convertible Preferred Stock Certificate of Designation

10.1	Restricted Stock Purchase Agreement, dated June 4, 2015, between Ecosciences, Inc. and Joel Falitz

10.2	Management Services Agreement, dated June 4, 2015, between Ecosciences, Inc. and Joel Falitz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSCIENCES, INC.

Dated: June 12, 2015	By:	/s/ Joel Falitz
Joel Falitz
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)